October 5, 2005

Media & Entertainment Holdings, Inc.
4429 Edmondson Avenue
Dallas, TX 75205


                  Re:   MEDIA & ENTERTAINMENT HOLDINGS, INC. ("COMPANY")

Gentlemen:

                  Each of the undersigned hereby waives his right to exercise conversion rights with respect to any shares of the Company's common stock owned by the undersigned, directly or indirectly, whether such shares are acquired before, during or after the Company's initial public offering, and agrees that he will not seek conversion with respect to such shares in connection with any vote to approve a business combination (as is more fully described in the Company's Prospectus relating to the Company's initial public offering).

                                        Very truly yours,

                                        /s/ Herbert A. Granath
                                        ---------------------------
                                        Herbert A. Granath

                                        /s/ Harvey M. Seslowsky
                                        ---------------------------
                                        Harvey M. Seslowsky

                                        /s/ Robert C. Clauser, Jr.
                                        ---------------------------
                                        Robert C. Clauser, Jr.

                                        /s/ Bruce Maggin
                                        ---------------------------
                                        Bruce Maggin